DUNHAM FUNDS

Dunham Monthly Distribution Fund

Class A (DAMDX)

Class C (DCMDX)

Class N (DNMDX)

Supplement dated March 21, 2017 to the Statutory Prospectus (the “Prospectus”) and the Summary Prospectus both dated February 28, 2017. This Supplement updates and supersedes any contrary information contained in the Prospectus and Summary Prospectus.

The purpose of this supplement is to describe important changes to the Dunham Monthly Distribution Fund (the “Fund”). All changes described herein are effective April 1, 2017.

Perella Weinberg Partners Capital Management LP (“Perella” or “Sub-Adviser”) replaces Westchester Capital Management, LLC (“Westchester”) as sub-adviser to the Dunham Monthly Distribution Fund (the “Fund”).

Reference is made to the section entitled “Fees and Expenses of the Fund” located on page 9 of the Prospectus and page 1 of the Summary Prospectus. The table describing the expenses of the Fund is deleted in its entirety and replaced with the following:

Shareholder Fees (fees paid directly from your investment)		Class A	Class C	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)		5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the of the original purchase price for purchases of $1 million or more)		0.75%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions		None	None	None
Redemption Fee		None	None	None
Exchange Fee		None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)		1.30%	1.30%	1.30%
Distribution and/or Service (12b-1) Fees		0.25%	1.00%	0.00%
Other Expenses Dividend Expense on Securities Sold Short Remaining Other Expenses	0.61% 0.25%	0.86%	0.86%	0.86%
Acquired Fund Fees and Expenses(2)		0.07%	0.07%	0.07%
Total Annual Fund Operating Expenses		2.48%	3.23%	2.23%
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(1)	Management Fees have been restated to reflect a new Sub-Advisory agreement that is effective April 1, 2017. The Management fees assume the Sub-Adviser’s base fee. Actual Sub-Advisory fees may be higher or lower depending on Fund performance. The new Sub-Advisory fee is a fulcrum fee with a base or fulcrum of 65 bps (0.65%) and can range from 0.25% to 1.05%, depending on the effect of performance fees.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

The table under the sub-heading “Example” that describes the costs of investing in shares of the Fund is deleted in its entirety and replaced with the following:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$812	$1,303	$1,820	$3,229
Class C	$326	$995	$1,688	$3,531
Class N	$226	$697	$1,195	$2,565

Changes to the Fund’s Principal Investment Strategies

The following replaces Principal Investment Strategies on pages 9-10 and page 62 and 63 of the Prospectus and page 2 of the Summary Prospectus:

The Sub-Adviser seeks to achieve attractive absolute returns across a diversified set of equities while actively managing risk to preserve capital, minimize volatility, and maintain liquidity. The Sub-Adviser generally seeks to accomplish this objective by investing in equities (including common stock, initial public offerings (“IPOs”) and other new issues) and equity-related securities (including preferred stock, options and warrants) across a diversified range of industries. The Sub-Adviser may also invest in cash and cash equivalents.

The Sub-Adviser invests in both 1) select long and short equity opportunities (“Long/Short”) and 2) event-driven opportunities with a hard catalyst (“Event-Driven”). The Sub-Adviser believes there are significant knowledge synergies (e.g., sector expertise that helps in understanding and analyzing the Event-Driven opportunities and risks, superior entry/exit levels based on flows) between the two strategies, and maintains a flexible investment mandate across such strategies in order to take advantage of opportunities presented in the market.

Long/Short: The Sub-Adviser invests in highly liquid stocks, predominantly from the Russell 1000 universe (large and mid-cap stocks). Position sizing is determined via a multi-driver approach that takes into account expected return and beta of the stock, liquidity, conviction, and the macro picture while maintaining a low-net delta adjusted portfolio exposure.

Event-Driven: The Sub-Adviser invests in companies undergoing significant corporate events such as mergers and/or acquisitions (“M&A”), tender offers, Dutch auctions, recapitalizations, restructuring and divestitures. Additionally, the Sub-Adviser may participate in index reweights.

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The number of positions and their size will depend on each position’s estimated risk adjusted expected return, and the nature of the event (e.g., the number of announced M&A deals, the size and breadth of an index reweight). The overall allocation of the Event-Driven portfolio will also be a function of the opportunity set for the strategy.

Change to the Fund’s Principal Investment Risks

The following replaces Principal Investment Risks on pages 10-11 of the Prospectus and pages 2-4 of the Summary Prospectus:

Derivatives Risk – Financial derivatives, such as options, may not produce the desired investment results because they and are not perfect substitutes for the underlying securities, indices or currencies from which they are derived. Derivatives may also create leverage which will amplify the effect on the Fund, which may produce significant losses. Over the counter derivatives, such as swaps, are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Distribution Policy Risk – The Fund’s distribution policy is not designed to generate, and is not expected to result in, distributions that equal a fixed percentage of the Fund’s current net asset value per share. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital (i.e., from your original investment). Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares.

Foreign Investing Risk – Investments in foreign countries are subject to currency risk and country-specific risks such as political, diplomatic, regional conflicts, terrorism, war, social and economic instability and policies that have the effect of decreasing the value of foreign securities. Foreign countries may be subject to different trading settlement practices, less government supervision, less publicly available information, limited trading markets and greater volatility than U.S. investments.

IPO Risk – The Fund invests in IPOs at the time of the initial offering and in post-IPO trading. The stocks of such companies are unseasoned equities lacking a trading history, a track record of reporting to investors and widely available research coverage. IPOs are thus often subject to extreme price volatility and speculative trading. These stocks may have above-average price appreciation in connection with the initial public offering prior to inclusion in the Fund. The price of stocks included in the Fund may not continue to appreciate. In addition, IPOs share similar illiquidity risks of private equity and venture capital. The free float shares held by the public in an IPO are typically a small percentage of the market capitalization. The ownership of many IPOs often include large holdings by venture capital and private equity investors who seek to sell their shares in the public market in the months following an IPO when shares restricted by lock-up are released, causing greater volatility and possible downward pressure during the time that locked-up shares are released.

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Leveraging Risk – Using derivatives can create leverage, which can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price. The use of leverage, such as borrowing money to purchase securities, engaging in reverse repurchase agreements, lending portfolio securities and engaging in forward commitment transactions, will magnify the Fund’s gains or losses.

Liquidity Risk – Some securities may have few market-makers and low trading volume, which tend to increase transaction costs and may make it impossible for the Fund to dispose of a security position at all or at a price which represents current or fair market value.

Merger and Event-Driven Risk – Investments in companies that are expected to be, or already are, the subject of a publicly announced merger, takeover, tender offer, leveraged buyout, spin-off, liquidation or other corporate reorganizations carry the risk that the proposed or expected corporate event may not be completed or may be completed on less favorable terms than originally expected.

Money Market/Short-Term Securities Risk – To the extent the Fund holds cash or invests in money market or short-term securities, the Fund may be less likely to achieve its investment objective. In addition, it is possible that the Fund's investments in these instruments could lose money.

Options Risk – The Fund may use options to enhance return and or mitigate risk. However, options can fall rapidly in response to developments in specific companies or industries and the Fund’s investments may be negatively impacted by unexpected market conditions.

Portfolio Turnover Risk – A higher portfolio turnover will result in higher transactional and brokerage costs and may result in higher taxes when Fund shares are held in a taxable account.

Short Selling Risk – If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss which may be unlimited. Also, the Fund is required to deposit collateral in connection with such short sales and may have to pay a fee to borrow particular securities.

Small and Medium Capitalization Risk – The Fund’s investments in smaller and medium-sized companies carry more risks than investments in larger companies. Companies with small and medium size market capitalization often have narrower markets, fewer products or services to offer and more limited managerial and financial resources than do larger, more established companies. Investing in lesser-known, small and medium capitalization companies involves greater risk of volatility of the Fund’s net asset value than is customarily associated with larger, more established companies. Often smaller and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.

Stock Market Risk – Stock markets can be volatile. In other words, the prices of stocks can fall rapidly in response to developments affecting a specific company or industry, or to changing

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economic, political or market conditions. The Fund’s investments may decline in value if the stock markets perform poorly.

In addition, the risk summary matrix on pages 71 and 72 of the Prospectus is modified to reflect that the risks above are the principal investment risks for Dunham Monthly Distribution Fund.

The information contained in the sections entitled “Sub-Adviser” and “Sub-Adviser Portfolio Manager” beginning on page 12 of the Prospectus and page 5 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Sub-Adviser: Perella Weinberg Partners Capital Management LP.

Sub-Adviser Portfolio Manager: David Baker, Partner and Portfolio Manager at Perella has primary responsibility for the day-to-day management of the Fund. Mr. Baker, who joined Perella in 2012, began managing the Fund in 2017.

The portion of the table following the section entitled “MANAGEMENT” on page 81 of the Prospectus describing the sub-advisory fulcrum fee arrangement for the Fund is amended to read as follows:

Fund	Current Management Fee Rates	Adviser’s Portion	Sub-Adviser’s Portion
Dunham Monthly Distribution Fund	0.90% – 1.70%	0.65%	0.25% - 1.05%

The information describing Westchester on pages 84 and 85 of the Prospectus is deleted in its entirety and replaced with the following:

Dunham Monthly Distribution Fund

Perella is located at 767 Fifth Avenue, New York, New York 10153. Perella launched in 2007 with capital raised from strategic investors to establish its operations and investment vehicles. The asset management business includes a diversified suite of products providing investors with forward looking investment strategies focused purely on investment returns which are uncorrelated to markets. Perella is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Perella is also registered with the U.S. Commodity Futures Trading Commission as a commodity pool operator under the Commodity Exchange Act of 1936, as amended, and is a member of the National Futures Association. As of March 1, 2017, Perella had approximately $12.8 billion in assets under management.

David Baker

Partner and Portfolio Manager

Mr. Baker came to Perella in 2012 after serving as a Managing Director overseeing long/short equity investing within Deutsche Bank. Prior to this role, he was Global Head of Portfolio Trading and Index Arbitrage, Global Cash Trading in the Deutsche Bank Equity Division. From

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1985 to 1996, Mr. Baker was at Morgan Stanley in New York, where he was Head of North America Program Trading. He received a B.S. in Finance and Statistics from New York University.

Mr. Baker has primary responsibility for the day-to-day investment decisions of the Fund.

You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and Statement of Additional Information dated February 28, 2017, which provide information that you should know about the Fund before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Dunham Funds at (888) 3DUNHAM (338-6426).

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